Ensco plc Fleet Status Report 15 February 2011

FORWARD LOOKING STATEMENTS DISCLOSURE

Statements contained in this Fleet Status Report regarding the status of developments in the U.S. Gulf of Mexico, our estimated rig availability, contract duration, future rig rates and cost adjustments, customers or contract status (including executory contracts and letters of intent) are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements include references to the status of our U.S. Gulf of Mexico contracts in general and potential force majeure in particular, future rig rates, cost adjustments, utilization, rig enhancement projections, shipyard construction or work completion, and other contract or letter of intent commitments, including new rig commitments, contract terms, the period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction and scheduled delivery dates for new rigs.

Numerous factors could cause actual rig, customer and contract status to differ materially from those contemplated in the forward-looking statements, including: any regulatory, judicial or legislative activity that may impact our U.S. Gulf of Mexico operations or that may adversely affect our existing drilling contracts for ENSCO 8500 Series® rigs or our U.S. Gulf of Mexico jackup rigs, such as a determination of a force majeure event;  the impact of the Macondo well incident, and the government and industry response thereto, upon future deepwater and other offshore drilling operations in general, and, in particular, any new actual or defacto moratorium or suspension of drilling operations or delays in processing drilling permits; legislative or regulatory action impacting rig equipment, pollution liability or other matters relating to U.S. or global offshore drilling activities; industry conditions and competition, including changes in rig supply and demand or new technology; prices of oil and natural gas, and their impact upon future levels of drilling activity and expenditures; declines in drilling activity, which may cause us to idle or stack additional rigs; excess rig availability or increased supply resulting from delivery of newbuild drilling rigs or reactivation of stacked rigs or a slowdown in offshore drilling; concentration of our fleet in premium jackups; concentration of our deepwater rigs in the U.S. Gulf of Mexico, cyclical nature of the industry; worldwide expenditures for oil and natural gas drilling; operational risks, including unplanned downtime due to drilling moratoria or suspensions, regulatory, legislative or permitting requirements, rig or equipment failure, damage or repair in general and hazards created by severe storms and hurricanes in particular; changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service; risks inherent to shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® and jackup rig construction contracts in a single shipyard in Singapore, unexpected delays in equipment delivery and engineering, equipment or design issues following shipyard delivery; changes in the commencement dates of new contracts; renegotiation, nullification, cancellation or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent; risks associated with mediation, arbitration or litigation in general; risks associated with offshore rig operations or rig relocations; availability of transport vessels to relocate rigs; self-imposed or regulatory limitations on drilling locations during hurricane season; impact of current and future government laws and regulations and interpretations, modifications or repeal thereof, affecting the oil and gas industry in general and our equipment and operations in particular, including environmental liability, financial responsibility, insurance requirements or taxation; our ability to attract and retain skilled personnel; governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets; terrorism or military action impacting our operations, assets or financial performance.

The factors identified above are believed to be important factors (but not necessarily all of the important factors) that could cause actual rig, customer and contract status to differ materially from those expressed in any forward-looking statement made by us. Other factors not discussed herein could also have material adverse effects on us such as other risks as described from time to time as Risk Factors and otherwise in the Company’s SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our Investor Relations Department at 214-397-3045 or by referring to the Investor Relations section of our website at www.enscoplc.com.

All forward-looking statements included in this Fleet Status Report are expressly qualified in their entirety by the foregoing cautionary statements. All information in this report is as of the date posted. The Company undertakes no duty to update any forward-looking statement, to conform the statement to actual results, reflect changes in the Company's expectations or otherwise update any forward-looking statement (or its associated cautionary language), whether as a result of new information or future events.

Ensco plc Fleet Status Report 15 February 2011

Important Note Regarding U.S. Gulf of Mexico:

Certain Ensco rigs in the U.S. Gulf of Mexico have been and may be further affected by the regulatory developments and other actions that have or may be imposed by the U.S. Department of the Interior including the regulations issued on 30 September 2010.  The moratoriums/suspensions (which have been lifted), related Notices to Lessees (NTLs), delays in processing drilling permits and other actions are being challenged in litigation by Ensco and others.  Ensco rig utilization and day rates have been negatively influenced due to regulatory requirements and delays in our customers’ ability to secure permits.   Current or future NTLs or other directives and regulations may further impact our customers' ability to obtain permits and commence or continue deep- or shallow- water operations in the U.S. Gulf of Mexico. At present, we are unable to determine the full extent that these factors will impact our contracts, operations and/or financial results.

Ensco has rejected all force majeure notices received since the Macondo well incident as invalid under the terms of the applicable drilling contracts.  During mid-December 2010, Ensco received a force majeure notice from Nexen regarding ENSCO 8501.  Following delivery of the force majeure notice, Nexen paid the low-$280,000 force majeure rate (75% of the mid-$370,000 applicable day rate) under recent invoices for a 45-day period.  Ensco, in turn, notified Nexen that it is in default, which Nexen has denied.  Ensco is reviewing available remedies to resolve the dispute.

In the event of valid force majeure circumstances, the contracts for our ultra-deepwater semisubmersible rigs currently in the U.S. Gulf of Mexico generally provide that a reduced rate applies for a specified number of days (approximately ten weeks depending on the contract) after which our customers have a right to terminate subject to payment of a significant portion of the day rate for the remainder of the contract term. For our jackup rigs in the U.S. Gulf of Mexico, the contractual force majeure provisions generally provide for payment of full day rate for a specified number of days (up to 30 days) after which our customers have a right to terminate without further payment.

We continue to work with our customers on mutually agreeable contingency plans for our rigs in the U.S. Gulf of Mexico and, in certain cases, we have negotiated sublet agreements with new deepwater customers and/or day rate adjustments.

The full impact of the government’s actions and the regulations discussed in this note and potential new regulatory, legislative or permitting requirements has not yet been determined, but could have a further material adverse effect upon our results of operations.

Important Additional Information Regarding The Proposed Acquisition of Pride International, Inc. Will Be Filed With The SEC:

In connection with the proposed transaction, Ensco will file a registration statement including a joint proxy statement/prospectus of Ensco and Pride with the SEC.  INVESTORS AND SECURITY HOLDERS OF ENSCO AND PRIDE ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO IT) WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement/prospectus will be sent to security holders of Ensco and Pride seeking their approval of the proposed transaction.  Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Ensco and Pride with the SEC from the SEC's website at www.sec.gov.  Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to either Investor Relations, Ensco plc, 500 N. Akard, Suite 4300, Dallas, Texas 75201, telephone 214-397-3015, or Investor Relations, Pride International, Inc., 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400.  Copies of the documents filed by Ensco with the SEC will be available free of charge on Ensco’s website at www.enscoplc.com under the tab “Investors.”  Copies of the documents filed by Pride with the SEC will be available free of charge on Pride’s website at www.prideinternational.com under the tab “Investor Relations.”  Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Ensco and Pride and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in Ensco's proxy statement relating to its 2010 General Meeting of Shareholders and Pride’s proxy statement relating to its 2010 Annual Meeting of Stockholders, as filed with the SEC on 5 April 2010 and 1 April 2010, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies' security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

Ensco plc Fleet Status Report 15 February 2011

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from the previous month.

Segment Region / Rig	Design (1)	Water Depth' (1)	Customer/Status	Day Rate $000's US	Location	Est. Avail/ Contract Change	Comments
Deepwater Southeast Asia
ENSCO 7500	Dynamically Positioned	8000	Shipyard/mob/sea trials		Singapore	Aug. 11
Lump sum demob of approx. $26 million from Chevron recognized in 4Q10.  Next to Petrobras in Brazil to Apr. 14.  Plus lump sum payment of $19 million amortized over contract.  For details see 2 Feb. 11 press release

U.S. Gulf of Mexico - See Page 2 "Important Note Regarding U.S. Gulf of Mexico"
ENSCO 8500	Dynamically Positioned	8500	Eni/Anadarko	Mid 290s	Gulf of Mexico	Aug. 13	Plus lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized over contract. Plus cost adjustments and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Nexen/Noble Energy	Mid 370s	Gulf of Mexico	Jun. 13
Currently allocated to Nexen.  For Nexen's allocation of rig time, see Important Note Regarding U.S. Gulf of Mexico.  For Noble’s period of allocation, when rig is idle, temporary rate of 75% of mid 370s operating day rate (i.e. low 280s) applies.  Every 2 days on temporary rate, adds one day to Noble's term.  Mob costs are reimbursed at $18,000 per day over primary contract term.  Plus cost adjustments and unpriced options

ENSCO 8502	Dynamically Positioned	8500	Nexen	Special rate	Gulf of Mexico	Jul. 13	On special rate to Nexen until rig begins mob to Nexen's 1st drilling location. Then original 2-year term commences, mid 480s. See 29 Oct. 2010 press release
South America
ENSCO 8503	Dynamically Positioned	8500	Mob/Tullow/Cobalt	Mid 320s	French Guiana	Jul. 11
Sublet to Tullow to Jul. 11, operating day rate, high 430s.  Mob/demob of approx. 50 days in total at 75% of day rate (i.e. mid 320s) .  Then contracted to Cobalt at special rate of $210,000 until rig begins mob to Cobalt's 1st drilling location, when not sublet.  Then original 2-year term commences, low 530s.  See 1 Dec. 2010 press release

Under Construction - uncontracted
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	3Q11
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H12
ENSCO 8506	Dynamically Positioned	8500	Under construction		Singapore	2H12

(1) ENSCO 8500 Series® rigs are 6th generation, proprietary design, ultra-deepwater, dynamically positioned semisubmersibles and may be modified to drill in up to 10,000' water depths.

Ensco plc Fleet Status Report 15 February 2011

Segment Region / Rig	Design	Water Depth'	Customer/Status	Day Rate $000's US	Location	Est. Avail/ Contract Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 54	F&G L-780 Mod II-C	300	ADOC/Bunduq	High 50s	UAE	Jul. 11	Plus cost adjustments and well-to-well option at mutually agreed rate
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	High 130s	Saudi Arabia	Feb. 11
ENSCO 84	MLT 82 SD-C	250	Cold stacked		Bahrain
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60s	Qatar	Mar. 12	Plus options
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60s	Qatar	Dec. 11	Plus options
ENSCO 95	Hitachi 250-C	250	Cold stacked		Bahrain
ENSCO 96	Hitachi 250-C	250	Available		Bahrain
ENSCO 97	MLT 82 SD-C	250	Available		Bahrain
Southeast Asia/Australia
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 70s	Malaysia	Mar. 11	Rate is retroactive to Jan. 11. Plus cost adjustments
ENSCO 53	F&G L-780 Mod II-C	300	Talisman	Mid 50s	Malaysia	Mar. 11	Accommodation mode. Next to shipyard for repair and inspection, approx. 30 days, zero rate. Then return to Talisman to May 11, mid 50s
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Low 80s	Indonesia	Jul. 11	Plus 6 month option
ENSCO 67	MLT 84-CE	400	Pertamina	Low 100s	Indonesia	Jan. 13	Plus 8 month option
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Mid 120s	Indonesia	Apr. 11	Next to shipyard for repair and inspection, zero rate. Then to Apache Jul. 11 to Jul. 12 in Australia, mid 140s. Plus one year option
ENSCO 106	KFELS MOD V-B	400	Petronas Carigali	High 90s	Malaysia	Mar. 11	Then to Newfield to Mar. 12, low 120s
ENSCO 107	KFELS MOD V-B	400	Premier Oil	Low 110s	Vietnam	May 12	Plus five 1-well options at index rate
ENSCO 108	KFELS MOD V-B	400	Total	High 120s	Brunei	Nov. 11	------------------------------
ENSCO 109	KFELS MOD V- Super B	350	Apache	Low 100s	Australia	May 11	Plus cost adjustments
ENSCO I	Barge Rig		Cold stacked		Singapore

Under Construction - uncontracted
TBD 1	KFELS Super A	400	Under construction	----------	Singapore	2Q13	------------------------------
TBD 2	KFELS Super A	400	Under construction	----------	Singapore	4Q13	------------------------------

Ensco plc Fleet Status Report 15 February 2011

Segment / Region / Rig	Design	Water Depth'	Customer/Status	Day Rate $000's US	Location	Est. Avail/ Contract Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	Maersk	High 60s	Denmark	Mar. 11	Accommodation work, plus same rate options. Next to PA Resources to Jun. 11, high 80s. Then to Tullow to Oct. 11, low 90s. Then expect to work to Sep. 12, high 80s
ENSCO 71	Hitachi K1032N	225	Maersk	High 80s	Denmark	Jan. 12	Plus three 1-year options
ENSCO 72	Hitachi K1025N	225	RWE	High 80s	UK	Mar. 11	Next to shipyard mid Mar. to mid Jun. 11 for upgrades, zero rate. Then to Maersk to Jun. 12, high 80s. Plus three 1-year options
ENSCO 80	MLT 116-CE	225	Sterling	High 80s	UK	Mar.11
Next to shipyard for approx. 20 days, zero rate. Then to Tullow mid Apr. to Jul. 11, high 80s. Then to Wintershall Aug. to Dec. 11, low 90s. ConocoPhillips contract to Jul. 12 suspended, rates to be mutually agreed annually

ENSCO 92	MLT 116-C	225	Available/contracted		UK		Next to ConocoPhillips mid Apr. thru May 11, low 90s. Then to E.ON for 120-150 days, low 100s. Then expect to work Oct. 11 to Jul. 12, high 80s
ENSCO 100	MLT 150-88-C	350	Shipyard		UK	Apr. 11	Next to E.ON May 11 to Apr. 12, mid 130s
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 170s	UK	Jan. 12	One unpriced option plus cost adjustments
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 190s	UK	Jun. 16	Plus cost adjustments and options Rate increases to low 200s beginning Jun. 11 for 8 wells (Jun. 14), then mutually agreed. Plus cost adjustments and unpriced options
Mediterranean
ENSCO 85	MLT 116-C	300	Available		Tunisia
ENSCO 105	KFELS MOD V-B	400	Available		Tunisia

North & South America
U.S. Gulf of Mexico - See Page 2 "Important Note Regarding U.S. Gulf of Mexico"
ENSCO 68	MLT 84-CE	400	Chevron	Mid 90s	Gulf of Mexico	Jul. 11	Plus cost adjustments not included in day rate
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Apache	Low 100s	Gulf of Mexico	Oct. 11
ENSCO 81	MLT 116-C	350	Shipyard		Gulf of Mexico	Feb. 11	Next to Walter to Jun. 11, low 80s
ENSCO 82	MLT 116-C	300	Chevron	Mid 60s	Gulf of Mexico	Jul. 11	Plus cost adjustments not included in day rate
ENSCO 86	MLT 82 SD-C	250	Apache	Mid 50s	Gulf of Mexico	May. 11
ENSCO 87	MLT 116-C	350	Apache	Low 80s	Gulf of Mexico	Oct. 11
ENSCO 90	MLT 82 SD-C	250	Stone	Mid 50s	Gulf of Mexico	Mar. 11	Next to ExxonMobil to May 11, mid 50s
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 50s	Gulf of Mexico	Mar. 11

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Nov. 12	Plus cost adjustments
ENSCO 89	MLT 82 SD-C	250	Pemex	High 70s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next May 11)
ENSCO 93	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next Apr. 11)
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Apr. 12	Plus cost adjustments

Note:  The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term.  Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term. Please refer to the Company's SEC filings for more information.